                                                                   EXHIBIT 10.28


            SECOND AMENDMENT TO DISTRIBUTION SERVICE AGREEMENT



      THIS SECOND AMENDMENT TO DISTRIBUTION SERVICE AGREEMENT (the "Amendment") is made and entered into effective as of the 1st day of November, 1998, by and between The Pantry, Inc., a Delaware corporation ("Pantry"), Lil' Champ Food Stores, Inc., a Florida corporation ("Lil' Champ") (Pantry and Lil' Champ being hereinafter sometimes referred to collectively as the "Company") and McLane Company, Inc., a Texas corporation ("McLane").

                                   RECITALS

     WHEREAS, the Company and McLane entered into a Distribution Service Agreement effective as of March 29, 1998 (the "Service Agreement"); and

      WHEREAS, the Company and McLane entered into a First Amendment to the Service Agreement effective as of July 6, 1993 (the "First Amendment"); and

      WHEREAS, the Company has acquired additional convenience food stores that it desires to make subject to the Service Agreement, such additional stores being more particularly described on Exhibit A attached hereto and incorporated herein for all purposes (the "Additional Stores");

      NOW, THEREFORE, for and in consideration of the promises, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and McLane do hereby agree as follows:

      1.  Additional Stores to be Subject to Service Agreement.  The Company and
          ----------------------------------------------------
McLane hereby agree that the Additional Stores shall, effective as of November 1, 1998, be subject to and governed by all terms and conditions of the Service Agreement, except as specifically modified by this Amendment, and shall be considered "stores" for all purposes of the Service Agreement.

      2.  Service Allowance.  The Service Allowance (as defined in the Service
          -----------------
Agreement) for each of the Additional Stores will be $ * per Additional Store, per year (i.e. total of $ * per each Additional Store) and shall be paid to Company within ten (10) business days after the date such Additional Stores become subject to the Service Agreement as provided in Section 1 of this Agreement. The Service Allowance for the Additional Stores shall be amortized over the remaining term of the Service Agreement using the straight line method of amortization in accordance with generally accepted accounting principles.


      3.  Sale or Closure of Additional Stores.  In the event the Company should
          ------------------------------------
sell, close or otherwise cease operation of any of the Additional Stores, the Company shall pay to McLane within ten (10) business days after such sale, closure or cessation of operation, the remaining unamortized portion of the Service Allowance attributable to such stores.

* Selected portions have been deleted as confidential pursuant to Rule 406. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

     4.   Volume Incentive.  The Additional Stores shall be entitled to an
          ----------------
additional volume incentive of * percent (* %) on * purchases (i.e. the Company shall be entitled, pursuant to Section 3.3 of the Service Agreement, to a volume incentive of * percent (*%) on * purchases of the Additional Stores) during the first two (2) year period the Additional Stores are subject to the Service Agreement.

     5.   Section 3.2 Note Applicable.  Section 3.2 of the Service Agreement
          ---------------------------
shall not be applicable to the Additional Stores.

     6.   No Other Modifications.  Except as specifically modified by this
          ----------------------
Amendment, all terms and conditions of the Service Agreement shall be fully applicable to the Additional Stores. No terms or conditions of this Amendment have any applicability to any stores already subject to the Service Agreement and all terms and conditions of the Service Agreement continue to remain in full force and effect with respect to such stores.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first written above.

                              LIL' CHAMP FOOD STORES, INC.


                              By: /s/ William T. Flyg
                                  ---------------------------
                              Printed Name: William T. Flyg
                                            -----------------
                              Title: Executive Vice President
                                     ------------------------


                              THE PANTRY, INC.


                              By: /s/ William T. Flyg
                                  ---------------------------
                              Printed Name: William T. Flyg
                                            -----------------
                              Title: Senior Vice President
                                     ------------------------


                              McLANE COMPANY, INC.

                              By: /s/ William Grady Rosier
                                  ---------------------------
                                  William Grady Rosier
                                  President and CEO




* Selected portions have been deleted as confidential pursuant to Rule 406. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."


                                   EXHIBIT A

              SECOND AMENDMENT TO DISTRIBUTION SERVICE AGREEMENT

----------------------------------------------------------------------------------------------
    McLane               Store               Old Store       New Store
   Account#              Name                  Number         Number         City/State
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
   331199       The Pantry/Dash-N                2             3119        Smithfield, NC
----------------------------------------------------------------------------------------------
   331207       The Pantry/Dash-N                4             3120        Jacksonville, NC
----------------------------------------------------------------------------------------------
   331215       The Pantry/Dash-N                5             3121        Angler, NC
----------------------------------------------------------------------------------------------
   331223       The Pantry/Dash-N                7             3122        Wilmington, NC
----------------------------------------------------------------------------------------------
   331231       The Pantry/Dash-N                9             3123        Dunn, NC
----------------------------------------------------------------------------------------------
   331249       The Pantry/Dash-N               11             3124        Clinton, NC
----------------------------------------------------------------------------------------------
   331256       The Pantry/Dash-N               12             3125        Jacksonville, NC
----------------------------------------------------------------------------------------------
   331264       The Pantry/Dash-N               13             3126        Midway Park, NC
----------------------------------------------------------------------------------------------
   331272       The Pantry/Dash-N               15             3127        Smithfield, NC
----------------------------------------------------------------------------------------------
   331280       The Pantry/Dash-N               16             3128        Clayton, NC
----------------------------------------------------------------------------------------------
   331298       The Pantry/Dash-N               17             3129        Smithfield, NC
----------------------------------------------------------------------------------------------
   331306       The Pantry/Dash-N               18             3130        Warsaw, NC
----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
    McLane            Store               Old Store       New Store
   Account#           Name                  Number         Number         City/State
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
   331314        Pantry/Express Stop          1             3131        Lumberton, NC
-------------------------------------------------------------------------------------------
   331322        Pantry/Express Stop          2             3132        Chadbourn, NC
-------------------------------------------------------------------------------------------
   331330        Pantry/Express Stop          3             3133        Tabor City, NC
-------------------------------------------------------------------------------------------
   331348        Pantry/Express Stop          4             3134        Pembroke, NC
-------------------------------------------------------------------------------------------
   331355        Pantry/Express Stop          5             3135        Long Beach, NC
-------------------------------------------------------------------------------------------
   331363        Pantry/Express Stop          6             3136        Laurinburg, NC
-------------------------------------------------------------------------------------------
   331371        Pantry/Express Stop          7             3137        Florence, SC
-------------------------------------------------------------------------------------------
   331389        Pantry/Express Stop          8             3138        Florence, SC
-------------------------------------------------------------------------------------------
   331397        Pantry/Express Stop          9             3139        Fayetteville, NC
-------------------------------------------------------------------------------------------
   331405        Pantry/Express Stop         10             3140        Little River, SC
-------------------------------------------------------------------------------------------
   331413        Pantry/Express Stop         11             3141        Spring Lake, NC
-------------------------------------------------------------------------------------------
   331421        Pantry/Express Stop         12             3142        Fayetteville, NC
-------------------------------------------------------------------------------------------
   331439        Pantry/Express Stop         13             3143        Shallotte, NC
-------------------------------------------------------------------------------------------
   331447        Pantry/Express Stop         14             3144        Fayetteville, NC
-------------------------------------------------------------------------------------------
   331454        Pantry/Express Stop         16             3145        Goldsboro, NC
-------------------------------------------------------------------------------------------
   331462        Pantry/Express Stop         17             3146        Fuquay-Varina, NC
-------------------------------------------------------------------------------------------
   331470        Pantry/Express Stop         18             3147        Rockingham, NC
-------------------------------------------------------------------------------------------
   331488        Pantry/Express Stop         19             3148        Rockingham, NC
-------------------------------------------------------------------------------------------
   331496        Pantry/Express Stop         20             3149        Darlington, SC
-------------------------------------------------------------------------------------------
   331504        Pantry/Express Stop         22             3150        Conway, SC
-------------------------------------------------------------------------------------------
   331512        Pantry/Express Stop         23             3151        Wilmington, NC
-------------------------------------------------------------------------------------------
   331520        Pantry/Express Stop         24             3152        Florence, SC
-------------------------------------------------------------------------------------------

                         DISTRIBUTION SERVICE AGREEMENT

     This Distribution Service Agreement (the "Agreement") is made and entered into and is effective as of the 29th day of March 1998, by and between The Pantry, Inc., a Delaware corporation ("Pantry") and Lil' Champ Food Stores Inc., a Florida corporation ("Lil' Champ") (Pantry and Lil' Champ are hereinafter sometimes referred to collectively as the "Company") and McLANE COMPANY, INC., a Texas corporation (hereinafter referred to as "McLane").

                                   RECITALS

     WHEREAS, Company is in the business of operating retail convenience food stores; and

     WHEREAS, McLane is in the business of wholesale distribution of food and non-food/ general products throughout the United States of America;

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                               SCOPE OF AGREEMENT

     1.1  Company Stores.  For purposes of this Agreement, the term "stores"
          --------------
means the owned or managed convenience food stores of Company. Should Company build new or otherwise acquire additional stores after the date of this Agreement, such additional stores shall be included within the definition of stores.

     1.2  Franchisees and Licensees.  During the term of this Agreement, Company
          -------------------------
agrees to recommend McLane as the supplier to any franchisees and licensees of Company, if any.

     1.3  Purchase of Products and Services.  During the term of this Agreement
          ---------------------------------
and from the Service Commencement Date (as herein defined), Company will purchase from McLane and McLane will sell to Company, all of Company's requirements of wholesale food and non-food/ general merchandise products customarily supplied by convenience food wholesalers; provided, however, that the foregoing shall have no effect upon products purchased by Company from other vendors for whom McLane is not an approved supplier for existing and future branded fast food operations; and further, provided, that Company may purchase
(i) traditional DSD products from DSD (direct store delivery) vendors, and (ii) all types of products currently being purchased from other vendors other than full-time convenience food wholesalers (it being understood that McLane may at any time propose for additional business). Such products to be purchased from McLane shall include those standard convenience food store items, including, but not limited to, the following (the "Products"):

          (a) Groceries, including coffee, tea, cereal, canned meats, condiments, juice, baby food, canned and dry goods and eggs;

          (b) Deli foods, including meats and salads, breakfast foods, nachos and bulk sausage, franks, cheese and fish;

          (c) Frozen foods, such as fruits, vegetables and juices;

          (d) Frozen fast foods, such as burritos, pizza, pizza pieces, frozen sandwiches and salads;

          (e) Candy, snacks and popcorn;

          (f) Cigarettes and tobacco products;

          (g) Cold packaged meats, lunch meats and cheeses;

          (h) Shortening, breading and kitchen supplies;

          (i) Private or controlled label soft drinks and beverages;

          (j) Post mix products;

          (k) Store supply items, i.e., bags, wraps, fast food supplies (including napkins, individual condiments and cleaners);

          (l) Cooler items, i.e., cheese, biscuits, dips, cultured products, butter and margarine;

          (m) Health and beauty aids, hosiery, and film and flash; and,

          (n) General items, including motor oil, other automotive products, housewares, hardware, electrical supplies, baby supplies, sunglasses, lighters. toys and pet supplies.

          McLane, by and through its divisions and/or subsidiaries, shall supply and deliver those products described hereinabove which are ordered by Company on a weekly basis according to those prices outlined in the Billing Plans attached
hereto as Exhibit "A" and made a part hereof.   The foregoing described product
categories and pricing plan may be adjusted as market conditions change, and significant changes in fuel prices may also involve additional charges, all in accordance with Article V hereof.

     McLane's right to propose coverage of other vendor/supplier sources would require a competitive offer with the terms offered by vendors.

     1.4  Application of Agreement to Acquired Stores.  This Agreement shall
          -------------------------------------------
apply to any convenience store or group of convenience stores directly or indirectly acquired by the Company subsequent to the date of this Agreement which store(s) are not then covered by an existing supply agreement. Should said acquired store(s) be covered by an existing supply agreement, this Agreement shall apply upon the expiration of the then existing supply agreement. The Company is permitted to renegotiate with an existing supplier as the existing agreement expires and McLane has the option to match the terms offered by existing supplier for such acquired stores.

     The Company will be paid a service allowance for each acquired store or new store pursuant to Section 3.2.

     1.5  Cost.  All merchandise (whether purchased by McLane directly from a
          ----
manufacturer or from another source), other then cigarettes, shall be billed at McLane's cost, plus applicable percentage markups for each UIN department as set forth on the Billing Plan, plus any federal, state or local taxes where prescribed by law (e.g. state tax on tobacco products). This total is then reduced by promotional deals and allowances granted by manufacturers specifically to retailers for the time period provided by the manufacturers
during their buy period.   For purposes of this Agreement, McLane's cost shall
mean the manufacturer's current publicly quoted delivered cost based on the buying bracket in which McLane normally buys that product for that particular McLane division or subsidiary. Delivered cost includes freight expense from manufacturers' shipping point to the appropriate McLane division or subsidiary and provides sort and segregation of that product. Backhaul income generated by McLane using its own or another authorized carrier, at McLane's expense, shall be retained by McLane. This publicly quoted delivered cost will be without regard to any cash discount or volume rebates allowed by the manufacturer to McLane. McLane reserves the right to impute cash discounts of up to two percent (2%) or any portion thereof which is not allowed by the manufacturer to McLane and to do so based upon the delivered cost. For purposes of this Agreement the term "manufacturer" means the person or entity that manufactures or causes others to manufacture goods or products which are marketed under brands or labels controlled by such person or entity.

     1.6  Favored Nations.  McLane warrants that the net price of Products based
          ---------------
on a market basket approach, inclusive of all allowances, discounts and rebates, paid by Company for Products delivered hereunder will be at least equal to the net price paid by any other customer of McLane based upon any other respective customers of McLane in the same geographic location and in the same class of trade and similar volume.

     1.7  Obligations on Default/Termination.  In the event this Agreement is
          ----------------------------------
terminated as a result of a breach of and/or default in the terms and/or conditions of this Agreement by

Company or for any other reason, then Company shall pay McLane all of the remaining unamortized portion of the Service Allowance described in Section 3.1 herein.

                                  ARTICLE II

                                SUPPLY SERVICES

     2.1  Product Delivery.  McLane, by and through its divisions and/or
          ----------------
subsidiaries, shall supply and deliver those Products described hereinabove which we ordered by Company on a weekly basis except as otherwise agreed to by the parties. Deliveries will be scheduled on Sunday through Friday during the hours of 6 a.m. and 9 p.m. for Lil Champ stores. Deliveries will be scheduled on Sunday through Friday twenty-four (24) hours a day for Pantry stores. Stores will not be required to accept delivery during hours when such stores are closed, where city ordinance prohibits or when a delivery would create a major business disruption. McLane delivery vehicles will be allowed to park on either side of a Store permitting McLane's ramp to touch down on Store's sidewalk. At no time will entry to Store or gas pumps be blocked by McLane delivery vehicles. Deliveries should be conducted so as not to reasonably hinder parking at stores but delivery vehicles shall be entitled to park so as to be able to lower the walkboard onto the sidewalk in front of a store provided space is available when the delivery vehicle arrives.

     McLane will hold reviews every four (4) weeks with Company to analyze McLane's order quality (i.e., over, short and damaged products) and on-time deliveries. McLane agrees that it shall maintain a service level (i.e., the ratio of products invoiced to products ordered) of not less than * %. In the event McLane fails to maintain a level of order quality of * %, on-time deliveries of * %, or a service level of at least * % over any * consecutive week period, then Company shall notify McLane in writing setting forth the details of any such failure. If McLane does not achieve the required levels of order quality, during the immediately succeeding * week period, then Company shall have the right to have all deliveries made * *, as of McLane's next reroute date.

     2.2  *****

     2.3  Other Customers of McLane.  This Agreement shall in no way act to
          -------------------------
foreclose McLane from supplying and delivering products or services to any other customers or entity.

     2.4  Twice Per Week Delivery. McLane will provide twice weekly delivery to
          -----------------------
* % of Company's stores. In the event the Company requires twice weekly delivery to more than * %, Company will be assessed an additional $ * per week per store service charge. Should Company require twice weekly delivery in more than * % of its Stores, McLane and Company will negotiate an appropriate fee for those additional deliveries.

                                  ARTICLE III

                                  COMPENSATION


     3.1  Service Allowance.  McLane agrees to pay to Company a Service
          -----------------
Allowance in the total amount of $ * within ten (10) business days after the Service Commencement Date (the "Service Allowance") subject to repayment by Company to McLane and to additional Service Allowance payments by McLane to Company in accordance with Section 3.2 below.

     The Service Allowance is based on $ * per Store per year and shall be amortized over the term of this Agreement applying the straight-line method of amortization in accordance with generally accepted accounting principles. This Service Allowance shall be reduced by the amount of the unamortized service allowance paid by McLane in accordance with the Lil' Champ Agreement dated March 21, 1996 and The Pantry Agreement dated December 27, 1995. These amounts are $ * for the Lil' Champ Agreement and $ * for The Pantry Agreement, making the Service Allowance payable to Company $ *.

     3.2  Service Allowance Annual Adjustment.  On each anniversary date of this
          -----------------------------------
Agreement, the Service Allowance will be adjusted for net Store openings or closings during the proceeding twelve (12) month period. In order to complete its Store evaluations, the Company may close, during the term of this Agreement, up to * Stores with no penalty under this Agreement. The amount to be paid by McLane to Company for new stores and the amount to be paid to McLane by Company for closed stores will be equal to the number of full months from opening or closing (as applicable) through the end of the term of this Agreement multiplied by $*. The amount will be paid to Company or paid by Company to McLane (if closings exceed openings) within thirty (30) days following each anniversary date of this Agreement. The administration and calculation will be performed by McLane/Carolina, Inc. and the Vice President of Merchandising of Company.

     3.3  Volume Incentive.  Company shall be entitled to a volume incentive
          ----------------
program by which McLane will pay Company a volume rebate of * % on * purchases. Payment will be made at the conclusion of each 4 week accounting period. The volume incentive is expected to cause Company to increase purchases from supplier.

* Selected portions have been deleted as confidential pursuant to Rule 406. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

     3.4  Payment Terms for Products Purchased.  Company shall cause payment to
          ------------------------------------
be made by wire transfer to McLane for all Products purchased by the stores not later than 12:00 Noon, Central Standard Time or, if applicable, Central Daylight Savings Time, on the * following the week of delivery (for the purpose of this Section 3.4., each week is considered to end on Friday).

     For Illustration Purposes Only: For deliveries made during the week of
     ------------------------------
March 14, 1998 through March 20, 1998, payment will be due and payable to McLane no later than 12:00 Noon, Central Standard Time, or, if applicable, Central Daylight Savings Time, on *

     3.5  Tote and Canister Charges.  McLane will charge Company $10 for each
          -------------------------
net tote left at a Store and credit the Company $10 for each net tote picked up from a Store. This net charge or credit will also apply to CO\2\ canisters at the rate of $25 per canister. The details of this process an covered in the Credit and Delivery Procedures attached as Exhibit "_". In order not to negatively impact the Company's cash flow, McLane will determine, from delivery documents for the week prior to the Service Commencement Date of this Agreement, the number of totes and CO\2\ canisters in the Stores as of the Service Commencement Date of this Agreement. The number of totes times $10 per tote and the number of canisters times $25 per canister will be set up as a receivable by McLane and a payable by the Company. At the conclusion of this Agreement, these accounts will be reconciled by McLane and Company.

                                  ARTICLE IV

                             TERM AND TERMINATION

     4.1  Term.  This Agreement commence and become effective on the date hereof
          ----
and, unless earlier terminated in accordance with terms of this Agreement, will continue thereafter for a period of five (5) years from the Service Commencement Date. Upon termination of this Agreement, McLane and Company will each fulfill their respective obligations hereunder with respect to all orders that have been placed by Company and/or delivered by McLane prior to the effective date of such termination.

     4.2  Service Commencement Date.  The "Service Commencement Date" means
          -------------------------
March 9, 1998, unless changed by mutual agreement of the parties.

     4.3  Termination.  In the event Company fails to make payments for any
          -----------
Products or services purchased from McLane at such time as payment is required to be made by this Agreement ("Payment Default"), McLane will have the immediate right to suspend performance of its obligations under this Agreement until such time as the Payment Default is cured. In the event of a Payment Default, if such default is not cured within twenty-four (24) hours after Company receives notice of default from McLane, then this Agreement shall terminate and all amounts outstanding to McLane, including, but not limited to, the remaining unamortized portion of the Service Allowance, will be immediately due and payable. However, nothing in this Agreement shall constitute a waiver of McLane's remedies under applicable law.

     Additionally, McLane may suspend performance of its obligations and/or terminate this Agreement in the event of Insolvency of Pantry or Lil' Champ. In the event of a termination, the Company shall immediately repay the unamortized portion of the Service Allowance to McLane.

     The Company may terminate this Agreement (i) immediately on written notice to McLane following a default by McLane with respect to the payment of any amounts owed to the Company under the terms of this Agreement, which default has remained uncured for five (5) days after McLane's receipt of written notice of such default from Company, (ii) sixty (60) days following Company's written notice to McLane that McLane is in a breach of its material obligations hereunder, if such breach has not been cured within such sixty (60) day period,
(iii) immediately following the insolvency of McLane, (iv) upon sixty (60) days notice if McLane is found to be in violation of Section 2.1, (v) immediately, following the violation of Section 6.4 by McLane or (vi) *****. If the Company terminates this Agreement for one of the above enumerated reasons, then no fee or other amount shall be due and payable by the Company to McLane in connection with such termination.



* Selected portions have been deleted as confidential pursuant to Rule 406. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

     For purposes of this Agreement,

          (A) "Insolvency" shall mean that, with respect to an entity, such entity shall (i) make a general assignment for the benefit of creditors or an agent authorized to liquidate its assets, (ii) become the subject of an "order for relief" within the meaning of the United States Bankruptcy Code, and such order is not stayed within sixty (60) days, (iii) file a petition in bankruptcy or for reorganization, or effect a plan or other arrangement with creditors,
(iv) file an answer to a creditor's petition, admitting the material allegations thereof, for involuntary bankruptcy or for reorganization or to effect a plan or other arrangement with creditor, (v) apply to a court for the appointment of a receiver or custodian for substantially all of its assets or properties, with or without consent, and such receiver is not discharged with sixty (60) days after appointment or (vi) adopt a plan of complete liquidation of its assets; and

          (B) *****

     4.4  Auditing.  Company's authorized representative shall have the right
          --------
during normal business hours upon minimum of fourteen (14) days notice to examine only those records applicable to Company's specific account in order to verify cost and the cost plus margin. If such examination discloses an overstatement of cost or the cost plus margin price, McLane shall reimburse Company for the overcharge. If such examination discloses an understatement of cost or the cost plus margin price, Company shall reimburse McLane for the undercharge. If a pattern of overcharge is established, Company has the right to terminate this Agreement. In order for a "pattern of overcharge" to be established, Company must conclusively establish that during any twelve (12) consecutive month period, the overstatements must be in excess of the understatements by more than five percent (5%) of the total amount of the Company's purchases from McLane in such twelve (12) month period.


                                   ARTICLE V

                                 RENEGOTIATION

     After the Service Commencement Date, either party hereto shall have the right to send a notice requesting renegotiation of this Agreement (a "Renegotiation Notice") in the event of a change in the present circumstances which affect product or delivery cost or if McLane's Products and services or prices to Company are not competitive based on a total market basket approach with respect to the Products and services to be provided by McLane to Company pursuant to this Agreement. In addition, any comparison of prices and services shall only be with a full-line distributor competitor of McLane. This Agreement shall continue unchanged

* Selected portions have been deleted as confidential pursuant to Rule 406. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

until the parties agree on any change(s) to be made, unless terminated pursuant to the following terms and provisions of this Article. If the parties do not agree to a change or changes within sixty (60) days after a Renegotiation Notice is sent, the party sending the Renegotiation Notice shall have the right to terminate this Agreement by sending a Notice of Termination to the other party within three (3) days after the expiration of such sixty (60) day renegotiation period, and in such event the termination shall become effective sixty (60) days after the date of the other party's receipt of the Notice of Termination. Neither party shall have any right to send more than one Renegotiation Notice within any calendar year. Upon any termination of this Agreement pursuant to this Article V, Company shall pay to McLane * % of the unamortized portion of the Service Allowance on the effective date of termination. After the fifth
(5th) full year of this Agreement the service allowance shall be earned and the so called straight line amortization method terminated.


                                   ARTICLE VI

                                 MISCELLANEOUS

     6.1  Organization, Good Standing, Etc.  Company hereby represents and
          --------------------------------
warrants to McLane that it is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and has all requisite power and authority, and all material licenses, permits and certificates to own and operate its properties and assets and to carry on its business. Company further represents and warrants and it is duly qualified to do business and is in good standing as a foreign corporation in each other jurisdiction in which the ownership or operation of its properties or assets or the nature of its business requires such qualification.

     6.2  Assignment.  This Agreement shall be binding upon, and inure to the
          ----------
benefit of the parties hereto and their respective successors and permitted assigns, but may not be assigned by any party hereto without the prior written consent of the other party; provided, however, that McLane shall be entitled to perform its duties and obligations hereunder using one or more of its Subsidiaries or divisions.

     6.3  Notices.  Any notice, request, consent, waiver of other communication
          -------
required or permitted hereunder shall be effective only if it is in writing and delivered personally, by telecopy or by registered or certified mail, postage prepaid, to the other party at the following address (or to such other address as the parties shall provide to the other in writing):

     If  to Company:
     --------------

     President Lil' Champ Food Stores, Inc.
     P.O. Box 23180
     Jacksonville, Florida 32241-3180
     Telephone:  (904) 464-7200
     Telecopier:  (904) 464-7234

     The Pantry, Inc.
     1801 Douglas Drive




* Selected portions have been deleted as confidential pursuant to Rule 406. Complete copies of the entire exhibit have been filed separately with the Securities and Exchange Commission and marked "CONFIDENTIAL TREATMENT."

     Sanford, North Carolina 27330
     ATTN:  Mr. Eugene B. Horne, Jr.
     Telecopier:   (919) 774-3329

     With a Copy to:
     --------------

     Freeman Spogli & Co. Incorporated
     11100 Santa Monica Boulevard
     Suite 1900
     Los Angeles, California 90025
     ATTN:  Mr. Peter J. Sodini

     If to McLane:
     ------------

     President and CEO
     McLane Company, Inc.
     P.O. Box 6115
     Temple, Texas 76503-6115

     With a Copy to:
     --------------

     General Counsel
     McLane Company, Inc.
     P.O. Box 6115
     Temple, Texas  76503-6115
     Telephone:  (817) 771-7573
     Telecopier:  (817) 771-7515

Any such notice, request, consent, waiver or other communication will be deemed to have been given and received as of the date personally delivered or telecopied, or three (3) business days after being mailed as aforesaid.

     6.4  Confidentiality.  McLane and Company each agree that all information
          ---------------
communicated to it by the other, whether before or after the Service Commencement Date, will be and was received in strict confidence, will be used only for purposes of this Agreement and that no such information, including without limitation the provisions of this Agreement, will be disclosed by the recipient party, its agents or employees without the prior written consent of the other party, except as may be necessary by reason of legal, accounting or regulatory requirements beyond the reasonable control of the recipient party. The provision of this paragraph will survive termination, for any reason, of this Agreement. No party shall disclose the terms and conditions of this Agreement to any third party.

     6.5  Reporting.  Company shall furnish McLane its current financial
          ---------
statements prepared in accordance with generally accepted accounting principles along with annual audited financial statements, 120 days from Company's fiscal year end. Such financial statements shall be furnished annually and shall be addressed to Credit Department, McLane Company, Inc., P.O. Box 6115, Temple, Texas 76503-6115. The failure of Company to furnish such financial statements shall be grounds for termination of this Agreement.

     6.6  Publicity.  Neither McLane nor Company will issue or make, or cause to
          ---------
have issued or made, any media release or public announcement concerning this Agreement or the transactions contemplated hereby without the prior approval of the other party, except as may be necessary by reason of legal, accounting or regulatory requirements beyond the reasonable control of such party.

     6.7  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts for the convenience of the parties hereto, all of which together shall constitute one and the same instrument.

     6.8  Severability.  If any provision of this Agreement is declared or found
          ------------
to be illegal, unenforceable or void by a court of competent jurisdiction, then both parties will be relieved of all obligations arising under such provision, but only to the extent that such provision is illegal, unenforceable or void, it being the intent and agreement of the parties that this Agreement will be deemed amended by modifying such provision to the extent necessary to make it legal and enforceable. If the remainder of this Agreement is not affected by such declaration or finding, then each provision not so affected will be enforced to the extent permitted by law.

     6.9  Entire Agreement.  Notwithstanding any provision or reference in this
          ----------------
Agreement to the contrary, this Agreement contains the entire understanding of the parties relating to the subject matter contained herein and supersedes all prior agreements and understanding, written or oral, relating to the subject matter hereof including, without limitation, that one certain Service Agreement dated March 21, 1996, by and between Lil' Champ and McLane and that one certain Service Agreement dated December 27, 1995, by and between Pantry and McLane. This Agreement cannot be modified, amended of terminated except in writing signed by the party against whom enforcement is sought. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, the waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party against whom an assertion of waiver is made.

     6.10 Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of North Carolina.

     6.11 Authority to Bind.  Each person executing this Agreement warrants that
          -----------------
he or she has full legal authority to execute this Agreement for and on behalf of the respective corporations and to bind such corporations.

     6.12 Turn of the Century.  Company and McLane represent and warrant that
          -------------------
they will use all reasonable efforts to ensure software programs interface and record, store, process, and present calendar dates correctly, including calendar dates falling on or after January 1, 2000. A party shall not be liable to any other party for any breach of this Agreement caused in whole or in part by such other party's reasonable efforts not being successful.

     6.13 Limitation of Liability.  Notwithstanding any provision or reference
          -----------------------
in this Agreement to the contrary, in no event shall McLane be liable to Company for any consequential, special, exemplary, incidental or punitive damages, including lost profits or business opportunities, or, losses attributable to or arising from overhead allocations or general and administrative costs and expenses, or for the acts or omissions of Company.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first written above.

                              LIL' CHAMP FOOD STORES, INC.


                              By: /s/ Peter J. Sodini
                                  --------------------------
                              Its:
                                   -------------------------

                              THE PANTRY, INC.


                              By: /s/ Peter J. Sodini
                                  --------------------------
                              Its: President and CEO
                                   -------------------------


                              McLANE COMPANY, INC.


                              By: /s/ William Grady Rosier
                                  --------------------------
                                  WILLIAM GRADY ROSIER
                                  PRESIDENT AND CEO
                                  McLANE COMPANY, INC.


              CIGARETTE COSTS BY STATE FROM MCLANE COMPANY, INC.


McLANE COMPANY, INC.

-------------------------------------------------------------------------------
STATE               TYPE          INVOICE COST        REBATE         NET PRICE
-------------------------------------------------------------------------------
**FLORIDA           Branded       $ *                 $ *            $ *
-------------------------------------------------------------------------------
                    Generic       $ *                 $ *            $ *
-------------------------------------------------------------------------------
                    **Private     $ *                 $ *            $ *
                    Label
-------------------------------------------------------------------------------
**GEORGIA           Branded       $ *                 $ *            $ *
-------------------------------------------------------------------------------
                    Generic       $ *                 $ *            $ *
-------------------------------------------------------------------------------
                    **Private     $ *                 $ *            $ *
                    Label
-------------------------------------------------------------------------------
***KENTUCKY         Branded       $ *                 $ *            $ *
-------------------------------------------------------------------------------
                    Generic       $ *                 $ *            $ *
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NORTH CAROLINA      Branded       $ *                 $ *            $ *
-------------------------------------------------------------------------------
                    Generic       $ *                 $ *            $ *
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SOUTH CAROLINA      Branded       $ *                 $ *            $ *
-------------------------------------------------------------------------------
                    Generic       $ *                 $ *            $ *
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
***INDIANA          Branded       $ *                 $ *            $ *
-------------------------------------------------------------------------------
                    Generic       $ *                 $ *            $ *
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
***TENNESSEE        Branded       $ *                 $ *            $ *
-------------------------------------------------------------------------------
                    Generic       $ *                 $ *            $ *
-------------------------------------------------------------------------------

* Cost subject to change due to, among other things, manufacturer price increase and increases in federal, state or local excise taxes. A reduction in the discount percentage to McLane Company would result in lower carton rebate. Local taxes not included in invoice cost shown.

** All retail off-invoice allowances on your Private Label passed to The Pantry & Lil' Chanp, Inc.

***    Designates Fair Trade State. Pricing established by state law.

**** McLane shall offer Company a one-week price protection on manufacturer increases in cost provided McLane is offered at least one-week price protection by the manufacturer.


                    BILLING PLAN MARK-UPS BY UIN DEPARTMENT
                      PANTRY/LIL' CHAMP BILLING PLAN

UIN DEPT                      UIN DEPARTMENT DESCRIPTION     % MARK-UP ON COST
CIGARETTES                                                   SEE CHART
_______________________________________________________________________________
GROCERY
20601                         GROCERY                                *
-------------------------------------------------------------------------------
20602                         SOFT/SPORTS DRINKS                     *
-------------------------------------------------------------------------------
20603                         FOUNTAIN SYRUPS FIGAL/BLB              *
-------------------------------------------------------------------------------
20604                         JUICES                                 *
-------------------------------------------------------------------------------
20605                         DRINK POWDER/LIQ.FOUNTAIN              *
-------------------------------------------------------------------------------
20606                         COOKIES/CRACKERS                       *
-------------------------------------------------------------------------------
20608                         NUTS/SNACKS                            *
-------------------------------------------------------------------------------
20610                         AUTOMOTIVE/MOTOR OIL                   *
-------------------------------------------------------------------------------
20611                         NACHO CHIPS                            *
-------------------------------------------------------------------------------
20612                         COFFEE VENDING                         *
-------------------------------------------------------------------------------
20614                         BULK POPCORN/SUPPLIES                  *
-------------------------------------------------------------------------------
20618                         GROCERY (NORMAL GMP)                   *
-------------------------------------------------------------------------------
20620                         DISPOSABLE LIGHTERS                    *
-------------------------------------------------------------------------------
20721                         CUPS & LIDS                            *
-------------------------------------------------------------------------------
20722                         STORE SUPPLIES/RACKS                   *
-------------------------------------------------------------------------------
20723                         BAGS (PAPER, PLASTIC)                  *
-------------------------------------------------------------------------------
20925                         CANDY FULL CASE                        *
-------------------------------------------------------------------------------
20926                         CANDY/BAG                              *
-------------------------------------------------------------------------------
21030                         CANDY/COUNT GOODS                      *
-------------------------------------------------------------------------------
21235                         SMOKELESS TOBACCO/SNUFF                *
-------------------------------------------------------------------------------
21338                         TOBACCO CHEWING/SMOKING                *
-------------------------------------------------------------------------------
21339                         CIGARETTE PAPERS                       *
-------------------------------------------------------------------------------
21442                         TOBACCO CIGARS                         *
-------------------------------------------------------------------------------
21545                         FROZEN FOOD RETAIL                     *
-------------------------------------------------------------------------------
21546                         FROZEN FOOD BULK/P.PACK                *
-------------------------------------------------------------------------------
21547                         DELI MEAT/BULK/PPK FROZEN              *
-------------------------------------------------------------------------------
21548                         BAKERY FROZEN                          *
-------------------------------------------------------------------------------
21649                         FROZEN FAST FOOD MISC/DESSERTS         *
-------------------------------------------------------------------------------
21650                         FROZEN SANDWICHES                      *
-------------------------------------------------------------------------------
21651                         FZDN FAST FOOD/PIZZA/BURRITO           *
-------------------------------------------------------------------------------
21652                         ICE CREAM (TAKE HOME)                  *
-------------------------------------------------------------------------------
21653                         FROZEN NOVELTIES RETAIL                *
-------------------------------------------------------------------------------
21757                         REFRIGERATED                           *
-------------------------------------------------------------------------------
21758                         REFRIGERATED JUICES/SHAKES             *
-------------------------------------------------------------------------------
21759                         PACKAGED CHEESE                        *
-------------------------------------------------------------------------------
21760                         REFRIGERATED BAKERY                    *
-------------------------------------------------------------------------------
21761                         EGGS                                   *
-------------------------------------------------------------------------------
21762                         FRESH PRODUCE                          *
-------------------------------------------------------------------------------
21865                         FROZEN BEEF                            *
-------------------------------------------------------------------------------
21866                         PROCESSED MEATS                        *
-------------------------------------------------------------------------------
21867                         WAFER MEATS                            *
-------------------------------------------------------------------------------

---------------------------------------------------------------------------
21868          FRESH BOX BEEF                       *
---------------------------------------------------------------------------
21869          FRESH POULTRY                        *
---------------------------------------------------------------------------
21870          FRESH SEAFOOD                        *
---------------------------------------------------------------------------
21871          DELI MEAT/BULK/PPK/COOLER            *
---------------------------------------------------------------------------
21872          DELI CHEESE/BULK/PPK                 *
---------------------------------------------------------------------------
21873          DELI SALADS/BULK/PPK                 *
---------------------------------------------------------------------------
21874          FROZEN POTATOES                      *
---------------------------------------------------------------------------
21875          FROZEN POULTRY                       *
---------------------------------------------------------------------------
21876          FROZEN PORK                          *
---------------------------------------------------------------------------
21877          FRESH SALADS                         *
---------------------------------------------------------------------------
21878          FRESH BULK VEGETABLES                *
---------------------------------------------------------------------------
21879          FRESH BULK FRUITS                    *
---------------------------------------------------------------------------
21880          PRODUCE PREPACKAGED                  *
---------------------------------------------------------------------------
21881          FROZEN SEAFOOD                       *
---------------------------------------------------------------------------


                                                     Cost Plus
        Category                         Self         Limited       Full
---------------------------------------------------------------------------

  Grocery products serviced by the
  Route Merchandiser (RMS)

  All refrigerated & Dry Grocery         N/A            * %         * %

  Candy & Meat Snacks                    N/A            * %         * %

  Tobacco Products                       N/A            * %         * %

---------------------------------------------------------------------------

  Service Charge (per store/per week)                        $ *

  .    Gum labels $ * per case or carton/Single Sell Label $0.01 per label
  .    Single Sell: Grocery mark up plus $ * per unit
  .    Repack Charge -- $ * per tube
  .    Telxon - No Charge
  .    Totes at $ * and CO\2\ canisters at $ * net adjustments at time of delivery
  .    Cash Discount equalization minimum of * %
  .    Deals and allowances passed off invoice. Fuel Surcharge Reserved.
  .    CATCHWEIGHT - * % on cost plus mark-up.

For slow moving SKU's, we reserve the right to impute a * % increase in category mark-up for those items affected. Slow moving SKU's defined as items not generating * wholesale inventory turns per year or three/week. Proprietary food service would not apply.


                    BILLING PLAN MARK-UPS BY UIN DEPARTMENT
                     PANTRY/LIL' CHAMP BILLING PLAN

--------------------------------------------------------------------------------------------
UIN DEPT     UIN DEPARTMENT DEPARTMENT      BILLING PLAN      PERCENTAGE       MARKUPS
--------------------------------------------------------------------------------------------
G.M.P.                                      FULL SERVICE      LIMITED          SELF-SERVICE
                                                              SERVICE
--------------------------------------------------------------------------------------------
32002        HEALTH CARE                         *                *               *
--------------------------------------------------------------------------------------------
32003        BEAUTY CARE                         *                *               *
--------------------------------------------------------------------------------------------
32104        HAIR CARE                           *                *               *
--------------------------------------------------------------------------------------------
32105        TOYS/GAMES/NOVELTIES                *                *               *
--------------------------------------------------------------------------------------------
32106        SCHOOL/OFFICE PRODUCTS              *                *               *
--------------------------------------------------------------------------------------------
32108        SCHOOL PAPER (ALL TYPES)            *                *               *
--------------------------------------------------------------------------------------------
32110        CAPS/HATS                           *                *               *
--------------------------------------------------------------------------------------------
32112        GLOVES                              *                *               *
--------------------------------------------------------------------------------------------
32114        SOFT GOODS                          *                *               *
--------------------------------------------------------------------------------------------
32115        BABY                                *                *               *
--------------------------------------------------------------------------------------------
32116        HOSIERY                             *                *               *
--------------------------------------------------------------------------------------------
32117        SHOE CARE                           *                *               *
--------------------------------------------------------------------------------------------
32118        SUNGLASSES                          *                *               *
--------------------------------------------------------------------------------------------
32120        MISC. GENERAL MERCHANDISE           *                *               *
--------------------------------------------------------------------------------------------
32122        PET SUPPLIES                        *                *               *
--------------------------------------------------------------------------------------------
32123        AUTO ACCESSORIES                    *                *               *
--------------------------------------------------------------------------------------------
32124        HOUSEHOLD                           *                *               *
--------------------------------------------------------------------------------------------
32125        SEWING ACCESSORIES                  *                *               *
--------------------------------------------------------------------------------------------
32126        HARDWARE                            *                *               *
--------------------------------------------------------------------------------------------
32127        ELECTRICAL                          *                *               *
--------------------------------------------------------------------------------------------
32128        LIGHT BULBS                         *                *               *
--------------------------------------------------------------------------------------------
32130        FILM/TAPES                          *                *               *
--------------------------------------------------------------------------------------------
32134        BATTERIES                           *                *               *
--------------------------------------------------------------------------------------------
32136        SMOKING ACCESSORIES                 *                *               *
--------------------------------------------------------------------------------------------
32138        DISPOSABLE LIGHTERS                 *                *               *
--------------------------------------------------------------------------------------------
32140        LOGO LIGHTERS                       *                *               *
--------------------------------------------------------------------------------------------
32142        ICE CHESTS                          *                *               *
--------------------------------------------------------------------------------------------
32144        STORE SUPPLIES                      *                *               *
--------------------------------------------------------------------------------------------
32146        CANDY/GMP                           *                *               *
--------------------------------------------------------------------------------------------
32148        MEAT SNACKS                         *                *               *
--------------------------------------------------------------------------------------------
32149        NUTS/SNACKS                         *                *               *
--------------------------------------------------------------------------------------------
32150        TOBACCO                             *                *               *
--------------------------------------------------------------------------------------------
32154        GMP GROCERY PRODUCTS/MISC.          *                *               *
--------------------------------------------------------------------------------------------

        .  $ * Pricing Label
        .  Tote Box Deposit $ * on Self and Limited Service
        .  Cash Discount Equalization a minimum of * %
        .  Deals and allowances passed off invoice
        .  $ * per store per week average minimum purchase for Full Service
        .  $ * per store per week average minimum purchase for Limited Service